As filed with the Securities and Exchange Commission on January 16, 2003
                                                   Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act Of 1933

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                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

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            Delaware                                     94-2778785
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)

                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

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                       2001 Nonstatutory Stock Option Plan

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                             Robert H. Swanson, Jr.
                      Chairman and Chief Executive Officer
                          Linear Technology Corporation
                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                                 (408) 432-1900
            (Name, address and telephone number of agent for service)

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                                   Copies to:
                            Herbert P. Fockler, Esq.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304

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
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                                                   CALCULATION OF REGISTRATION FEE

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
                                                                   Proposed Maximum         Proposed Maximum
          Title of Securities               Amount to be          Offering Price Per       Aggregate Offering          Amount of
           to be Registered                  Registered                Share(1)                   Price            Registration Fee
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
2001 Nonstatutory Stock Option Plan
Common Stock, $0.001 par value
(options available for future grant)      15,000,000 shares            $29.605                $444,075,000              $40,855
------------------------------------------------------------------------------------------------------------------------------------

(1) The Proposed Maximum Offering Price Per Share has been estimated in accordance with Rule 457(c) and Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee. The computation is based upon the average of the high and low sale prices for the Common Stock of Linear Technology Corporation as reported on the Nasdaq National Market on January 10, 2003, which was $29.605.

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

                          LINEAR TECHNOLOGY CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8

         The contents of Linear Technology Corporation's (the "Company") Registration Statement on Form S-8 (the "Prior NSO Plan Form S-8") as filed with the Securities and Exchange Commission on May 15, 2001 (File No. 333-60946) is incorporated herein by reference. Under the Prior NSO Plan Form S-8, the Company registered 15,000,000 shares of its Common Stock that were reserved for issuance under the Company's 2001 Nonstatutory Stock Option Plan (the "NSO Plan"). The
Company is registering under this Registration Statement an additional 15,000,000 shares of its Common Stock that have been reserved for issuance under the NSO Plan to bring the total number of shares reserved under the NSO Plan and registered to 30,000,000. The Company cannot grant options under the NSO Plan to directors or officers of the Company.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8. Exhibits

         Exhibit
         Number                               Description
         ------                               -----------
          4.1 2001 Nonstatutory Stock Option Plan, as amended July 23, 2002, and form of Stock Option Agreement.*(1)

          5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation as to legality of securities being registered.

         23.1     Consent of Ernst & Young LLP, Independent Auditors.

         23.2 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1).

         24.1     Power of Attorney (contained on signature page hereto).

*(1) Incorporated by reference to Exhibit 10.49 of the Registrant's Annual Report on Form 10-K filed with the Commission on September 18, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California, on January 16, 2003.


                                         LINEAR TECHNOLOGY CORPORATION


                                         By: /s/ Paul Coghlan
                                             -----------------------------------
                                             Paul Coghlan
                                             Vice President of Finance and Chief
                                             Financial Officer

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

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert H. Swanson, Jr. and Paul Coghlan, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on January 16, 2003.

      Signature                                  Title
      ---------                                  -----

/s/ Robert Swanson              Chairman and Chief Executive Officer
-----------------------           (Principal Executive Officer)
Robert H. Swanson, Jr.


/s/ Paul Coghlan                Vice President of Finance and Chief Financial
-----------------------           Officer (Principal Financial and Accounting
Paul Coghlan                      Officer)


/s/ David Lee                   Director
-----------------------
David S. Lee


                                Director
-----------------------
Leo T. McCarthy


/s/ Richard Moley               Director
-----------------------
Richard M. Moley


/s/ Thomas Volpe                Director
-----------------------
Thomas S. Volpe

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